Exhibit 99.1

Faraday Future Appoints Rich Schmidt as New Vice President of Manufacturing

●	Rich Schmidt brings 35 years of automotive industry manufacturing experience to the growing Company as it moves forward with production of its FF 91 luxury EV.

Los Angeles, CA (May 4, 2023) - Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future,” “FF,” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, announced today its new Vice President of Manufacturing, Rich Schmidt. Rich will be responsible for leading all facets of FF’s production and manufacturing, focusing on the Hanford, CA manufacturing plant, FF ieFactory California. He will oversee the continued development, component tooling, and hiring related to the production of the FF 91.

Rich succeeds Mathias Hofmann, FF’s Senior Vice President of Global Supply Chain, who has been in the interim role for the past 8 months. FF would like to thank and recognize Mathias for his hard work and many contributions during his interim role as head of manufacturing during this time. Mathias continues in his role as SVP of Global Supply Chain at FF.

FF announced on April 14th the completion of the first production build FF 91 vehicle, coming off the production line at the FF ieFactory California, located in Hanford, California. This closely followed the recently announced official start of production of the FF 91 vehicle.

“I am thrilled to join the FF team and contribute my expertise of automotive manufacturing organizations to this distinctive and growing brand,” said Rich Schmidt, Vice President of Manufacturing. “I’m looking forward to getting to know the team and helping to lead them through our future growth opportunities and the production of this great new product, the FF 91.”

Rich started his career with Toyota in Georgetown Kentucky, where he spent 16 years working in Manufacturing and engineering. After Toyota, Rich led several major OEM plant startups and stabilization functions in North America including Nissan, Hyundai, Volkswagen and Tesla, working within both manufacturing and engineering divisions within these organizations. After Tesla, Rich started his own consulting company where he consulted for many years for JD Powers, Kia Motors, Honda, Plastic Omnium, Gibson Guitar and many other valued partners. Rich also spent time at both Lordstown Motors and Canoo in various manufacturing and leadership roles.

“We are very excited to welcome Rich to our growing team as we continue our ramp up of production vehicles at our Hanford manufacturing facility,” said Xuefeng Chen, Global CEO of Faraday Future. “Rich brings a wealth of experience to help oversee the manufacturing and launch of our flagship FF 91 and will help ensure we deliver the best product to our valued customers.”

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://www.ff.com/us/mobile-app/ (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

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NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding the anticipated start of delivery (SOD) plan and timing for our FF 91 Futurist vehicle (including required parts and completion of crash tests), additional funding and timing for receipt thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to timely satisfy the conditions precedent and close on the various financings previously disclosed by the Company and any future financings and timely receive required parts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s prospectus supplement filed on April 20, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com